AMENDMENT
                             DATED NOVEMBER 15, 2007
                           TO THE AMENDED AND RESTATED
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

                                    AMENDMENT
                             DATED NOVEMBER 15, 2007
                                     TO THE
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective November 15, 2007, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                        GOVERNMENT LONG BOND 1.2X STRATEGY FUND
                        ---------------------------------------

                                    0.20% of Assets

                           U.S. GOVERNMENT MONEY MARKET FUND
                           ---------------------------------

                                    0.20% of Assets

                           NOVA FUND
                           ---------

                                    0.25% of Assets

                           INVERSE S&P 500 STRATEGY FUND
                           -----------------------------

                                    0.25% of Assets

                           OTC FUND
                           --------

                                    0.25% of Assets

                           INVERSE OTC STRATEGY FUND
                           -------------------------

                                    0.25% of Assets

                           INVERSE GOVERNMENT LONG BOND STRATEGY FUND
                           ------------------------------------------

                                    0.25% of Assets

                           NOVA MASTER FUND
                           ----------------

                                    0.0% of Assets

                           INVERSE S&P 500 STRATEGY MASTER FUND
                           ------------------------------------

                                    0.0% of Assets

                           INVERSE OTC STRATEGY MASTER FUND
                           --------------------------------

                                    0.0% of Assets

                           INVERSE GOVERNMENT LONG BOND STRATEGY MASTER FUND
                           -------------------------------------------------

                                    0.0% of Assets

                           EUROPE 1.25X STRATEGY FUND
                           --------------------------

                                    0.25% of Assets

                           JAPAN 1.25X STRATEGY FUND
                           -------------------------

                                    0.25% of Assets

                           RUSSELL 2000(R) 1.5X STRATEGY FUND
                           ----------------------------------

                                    0.25% of Assets

                           MID-CAP 1.5X STRATEGY FUND
                           --------------------------

                                    0.25% of Assets

                           LARGE-CAP VALUE FUND
                           -------------------------

                                    0.25% of Assets

                           LARGE-CAP GROWTH FUND
                           ---------------------

                                    0.25% of Assets

                           MID-CAP VALUE FUND
                           ------------------

                                    0.25% of Assets

                           MID-CAP GROWTH FUND
                           -------------------

                                    0.25% of Assets

                           INVERSE MID-CAP STRATEGY FUND
                           -----------------------------

                                    0.25% of Assets

                           SMALL-CAP VALUE FUND
                           --------------------

                                    0.25% of Assets

                           SMALL-CAP GROWTH FUND
                           ----------------------

                                    0.25% of Assets

                           INVERSE RUSSELL 2000(R) STRATEGY FUND
                           -------------------------------------

                                    0.25% of Assets

                           STRENGTHENING DOLLAR 2X STRATEGY FUND
                           -------------------------------------

                                    0.25% of Assets

                           WEAKENING DOLLAR 2X STRATEGY FUND
                           ---------------------------------

                                    0.25% of Assets

                           BANKING FUND
                           ------------

                                    0.25% of Assets

                           BASIC MATERIALS FUND
                           --------------------

                                    0.25% of Assets

                           BIOTECHNOLOGY FUND
                           ------------------

                                    0.25% of Assets

                           CONSUMER PRODUCTS FUND
                           ----------------------

                                    0.25% of Assets

                           ELECTRONICS FUND
                           ----------------

                           0.25% of Assets

                           ENERGY FUND
                           -----------

                           0.25% of Assets

                           ENERGY SERVICES FUND
                           --------------------

                           0.25% of Assets

                           FINANCIAL SERVICES FUND
                           -----------------------

                           0.25% of Assets

                           HEALTH CARE FUND
                           ----------------

                           0.25% of Assets

                           INTERNET FUND
                           -------------

                           0.25% of Assets

                           LEISURE FUND
                           ------------

                           0.25% of Assets

                           PRECIOUS METALS FUND
                           --------------------

                                    0.25% of Assets

                           REAL ESTATE FUND
                           ----------------

                                    0.25% of Assets

                           RETAILING FUND
                           --------------
                                    0.25% of Assets

                           TECHNOLOGY FUND
                           ---------------

                                    0.25% of Assets

                           TELECOMMUNICATIONS FUND
                           -----------------------

                                    0.25% of Assets

                           TRANSPORTATION FUND
                           -------------------

                                    0.25% of Assets

                           UTILITIES FUND
                           --------------

                                    0.25% of Assets

                           COMMODITIES STRATEGY FUND
                           -------------------------

                                    0.25% of Assets

                           SECTOR ROTATION FUND
                           --------------------

                                    0.25% of Assets

                           MULTI-CAP CORE EQUITY FUND
                           --------------------------

                                    0.25% of Assets

                           ABSOLUTE RETURN STRATEGIES FUND
                           -------------------------------

                                    0.25% of Assets

                           MARKET NEUTRAL FUND
                           -------------------

                                    0.25% of Assets

                           HEDGED EQUITY FUND
                           ------------------

                                    0.25% of Assets

                           S&P 500 FUND
                           ------------

                                    0.25% of Assets

                           RUSSELL 2000(R) FUND
                           --------------------

                                    0.25% of Assets

                           ESSENTIAL PORTFOLIO MODERATE FUND
                           ---------------------------------

                                    0.25% of Assets

                           ESSENTIAL PORTFOLIO CONSERVATIVE FUND
                           -------------------------------------

                                    0.25% of Assets

                           ESSENTIAL PORTFOLIO AGGRESSIVE FUND
                           -----------------------------------

                                    0.25% of Assets

                           MANAGED FUTURES STRATEGY FUND
                           -----------------------------

                                    0.25% of Assets

                           HIGH YIELD STRATEGY FUND
                           ------------------------

                                    0.25% of Assets

                           INVERSE HIGH YIELD STRATEGY FUND
                           --------------------------------

                                    0.25% of Assets

                           INTERNATIONAL ROTATION FUND
                           ---------------------------

                                    0.25%

                           INTERNATIONAL 2X STRATEGY FUND
                           ------------------------------

                                    0.25%

                           INVERSE INTERNATIONAL 2X STRATEGY FUND
                           --------------------------------------

                                    0.25%

                           PACIFIC 2X STRATEGY FUND
                           ------------------------

                                    0.25%


                          ADDITIONS ARE NOTED IN BOLD.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 15th day of November, 2007.


                                                    RYDEX SERIES FUNDS

                                                    By:  /S/ CARL G. VERBONCOEUR
                                                         -----------------------
                                                    Name:    Carl G. Verboncoeur
                                                    Title:   President


                                                              RYDEX SERIES FUNDS

                                                    By:  /S/ CARL G. VERBONCOEUR
                                                         -----------------------
                                                    Name:    Carl G. Verboncoeur
                                                    Title:   President